                                                         EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
              Check if an Application to Determine Eligibility of
                    a Trustee Pursuant to Section 305(b)(2)

                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

          180 East Fifth Street
           St. Paul, Minnesota                              55101
----------------------------------------                  ----------
(Address of principal executive offices)                  (Zip Code)

                              Richard H. Prokosch
                         U.S. Bank National Association
                             180 East Fifth Street
                               St. Paul, MN 55101
                                 (651) 244-0721
           (Name, address and telephone number of agent for service)

                         Allied Waste Industries, Inc.
                        Allied Waste North America, Inc.
                             Subsidiary Guarantors
                    (Issuer with respect to the Securities)

            Delaware                                     88-0228636
-------------------------------             ------------------------------------
            Delaware                                     86-0843596
-------------------------------             ------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

      15880 North Greenway-Hayden Loop
      Suite 100
      Scottsdale, AZ                                         85260
---------------------------------------                   ----------
Address of Principal Executive Offices)                   (Zip Code)

                          9-1/4% Senior Notes due 2102
                 Guarantees of the 9-1/4% Senior Notes due 2102
                      (Title of the Indenture Securities)

                                    FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

            a) Name and address of each examining or supervising authority to which it is subject.

                        Comptroller of the Currency
                        Washington, D.C.

            b)    Whether it is authorized to exercise corporate trust powers.

                        Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

                  None

Items 3-15  Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

            1.    A copy of the Articles of Association of the Trustee.*

            2. A copy of the certificate of authority of the Trustee to commence business.*

            3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

            4.    A copy of the existing bylaws of the Trustee.*

            5. A copy of each Indenture referred to in Item 4. Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

            7. Report of Condition of the Trustee as of December 31, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.


      *     Incorporated by reference to Registration Number 333-67188.

                                      NOTE

      The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 4th day of March, 2003.


                                        U.S. BANK NATIONAL ASSOCIATION

                                        By:    /s/ Richard H. Prokosch
                                               -----------------------
                                               Richard H. Prokosch
                                               Vice President


By:   /s/ Julie Eddington
      -------------------
      Julie Eddington
      Assistant Vice President

                                   EXHIBIT 6

                                    CONSENT


      In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  March 4, 2003


                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:     /s/ Richard H. Prokosch
                                                -----------------------
                                                Richard H. Prokosch
                                                Vice President


By:    /s/ Julie Eddington
       -------------------
       Julie Eddington
       Assistant Vice President

                                   EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2002

                                    ($000'S)

                                                             12/31/2002
                                                           ------------
ASSETS
        Cash and Due From Depository Institutions          $ 10,868,204
        Federal Reserve Stock                                         0
        Securities                                           28,139,801
        Federal Funds                                           873,395
        Loans & Lease Financing Receivables                 116,078,132
        Fixed Assets                                          1,389,233
        Intangible Assets                                     9,218,064
        Other Assets                                          9,482,963
                                                           ------------
                TOTAL ASSETS                               $176,049,792

LIABILITIES
        Deposits                                           $121,684,914
        Fed Funds                                             5,858,510
        Treasury Demand Notes                                         0
        Trading Liabilities                                     402,464
        Other Borrowed Money                                 17,397,658
        Acceptances                                             148,979
        Subordinated Notes and Debentures                     5,696,532
        Other Liabilities                                     5,200,399
                                                           ------------
        TOTAL LIABILITIES                                  $156,389,456

EQUITY
        Minority Interest in Subsidiaries                  $    992,867
        Common and Preferred Stock                               18,200
        Surplus                                              11,314,669
        Undivided Profits                                     7,334,600
                                                           ------------
                TOTAL EQUITY CAPITAL                       $ 19,660,336

TOTAL LIABILITIES AND EQUITY CAPITAL                       $176,049,792

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Richard H. Prokosch
     -----------------------
     Vice President

Date:  March 4, 2003

                             SUBSIDIARY GUARANTORS

Action Disposal, Inc.
Adrian Landfill, Inc.
ADS of Illinois, Inc.
Agri-tech, Inc. of Oregon
Alabama Recycling Services, Inc.
Albany-Lebanon Sanitation, Inc.
Allied Waste Industries (Arizona), Inc.
Allied Waste Industries (Southwest), Inc.
Allied Waste Industries of Illinois, Inc.
Allied Waste of California, Inc.
Allied Waste of New Jersey, Inc.
Allied Waste Rural Sanitation, Inc.
Allied Waste Systems (Texas) Inc.
American Disposal Services of Illinois, Inc.
American Disposal Services of Kansas, Inc.
American Disposal Services of New Jersey, Inc.
American Disposal Services of West Virginia, Inc.
American Disposal Transfer Services of Illinois, Inc.
American Materials Recycling Corp.
American Sanitation, Inc.
American Transfer Company, Inc.
Apache Junction Landfill Corporation
Atlantic Waste Holding Company, Inc.
Automated Modular Systems, Inc.
Belleville Landfill, Inc.
BFI Transfer Systems of New Jersey, Inc.
BFI Waste Systems of New Jersey, Inc.
Bio-Med of Oregon, Inc.
Borrego Landfill, Inc.
Brickyard Disposal & Recycling, Inc.
Browning-Ferris Industries, Inc. (MA corp.)
Browning-Ferris Industries of California, Inc.
Browning-Ferris Industries of Florida, Inc.
Browning-Ferris Industries of New Jersey, Inc.
Browning-Ferris Industries of New York, Inc.
Browning-Ferris Industries of Ohio, Inc.
Browning-Ferris Industries of Tennessee, Inc.
Bunting Trash Service, Inc.
Capitol Recycling and Disposal, Inc.
CC Landfill, Inc.
C.C. Boyce & Sons, Inc.
CDF Consolidated Corporation
Celina Landfill, Inc.
Central Sanitary Landfill, Inc.
Chambers Development of North Carolina, Inc.
Champion Recycling, Inc.
Charter Evaporation Resource Recovery Systems
Cherokee Run Landfill, Inc.
Chestnut Equipment Leasing Corp.
Citizens Disposal, Inc.
City-Star Services, Inc.
Clarkston Disposal, Inc.
Cocopah Landfill, Inc.
Copper Mountain Landfill, Inc.
Corvallis Disposal Co.
County Disposal (Ohio), Inc.
County Landfill, Inc.
D & D Garage Services, Inc.
Dallas Disposal Co.
Delta Container Corporation
Delta Dade Recycling Corp.
Delta Paper Stock Co.
Delta Recycling Corp.
Delta Resources Corp.
Delta Site Development Corp.
Delta Tall Pines Corp.
Delta Transfer Corp.
Delta Waste Corp.
Dempsey Waste Systems II, Inc.
Dinverno, Inc.
Dowling Industries, Inc.
DTC Management, Inc.
Eagle Industries Leasing, Inc.
ECDC Environmental of Humbolt County, Inc.
ECDC Holdings, Inc.
Elder Creek Transfer & Recovery, Inc.
Environmental Development Corp. (DE)
Environmental Reclamation Company
Environtech, Inc.
Evergreen Scavenger Service, Inc.
Forward, Inc.
F.P. McNamara Rubbish Removal, Inc.
Fred Barbara Trucking Co., Inc.
G. Van Dyken Disposal Inc.
Garofalo Brothers, Inc.
Garofalo Recycling and Transfer Station Co., Inc.
GEK, Inc.
General Refuse Rolloff Corp.
Georgia Recycling Services, Inc.
Giordano Recycling Corp.
Golden Waste Disposal, Inc.
Grants Pass Sanitation, Inc.
Great Lakes Disposal Services, Inc.
Gulfcoast Waste Service, Inc.
Harland's Sanitary Landfill, Inc.
Illinois Landfill, Inc.
Illinois Recycling Services, Inc.
Illinois Valley Recycling, Inc.
Imperial Landfill, Inc.
Independent Trucking Company
Ingrum Waste Disposal, Inc.
International Disposal Corp. of California

Jetter Disposal, Inc.
Joe Di Rese & Sons, Inc.
Kankakee Quarry, Inc.
Keller Canyon Landfill Company
Keller Drop Box, Inc.
La Canada Disposal Company, Inc.
Lake Norman Landfill, Inc.
LandComp Corporation
Lathrop Sunrise Sanitation Corporation
Lee County Landfill, Inc.
Loop Recycling, Inc.
Loop Transfer, Incorporated
Louis Pinto & Son, Inc., Sanitation Contractors
Mamaroneck Truck Repair, Inc.
Manumit of Florida, Inc.
McInnis Waste Systems, Inc.
Medical Disposal Services, Inc.
Mesa Disposal, Inc.
Mississippi Waste Paper Company
Mountain Home Disposal, Inc.
NationsWaste Catawba Regional Landfill, Inc.
NationsWaste, Inc.
Ncorp, Inc.
Newco Waste Systems of New Jersey, Inc.
New Morgan Landfill Company, Inc.
Noble Road Landfill, Inc.
Oakland Heights Development, Inc.
Otay Landfill, Inc.
Ottawa County Landfill, Inc.
Palomar Transfer Station, Inc.
Paper Recycling Systems, Inc.
Peltier Real Estate Company
Pittsburg County Landfill, Inc.
Portable Storage, Inc.
Preble County Landfill, Inc.
Price & Sons Recycling Company
Prime Carting, Inc.
R. 18, Inc.
R.C. Miller Enterprises, Inc.
R.C. Miller Refuse Service, Inc.
RCS, Inc.
Rabanco, Ltd.
Rabanco Recycling, Inc.
Ramona Landfill, Inc.
Recycling Associates Inc.
Resource Recovery, Inc.
Ross Bros. Waste & Recycling Co.
Rossman Sanitary Service, Inc.
Roxana Landfill, Inc.
Royal Holdings, Inc.
Saline County Landfill, Inc.
Sangamon Valley Landfill, Inc.
Sanitary Disposal Service, Inc.
San Marcos NCRRF, Inc.
Sauk Trail Development, Inc.
Selas Enterprises Ltd.
Shred-All Recycling Systems, Inc.
Source Recycling, Inc.
Southwest Regional Landfill, Inc.
Standard Disposal Services, Inc.
Standard Environmental Services, Inc.
Standard Waste, Inc.
Star Services Group, Inc.
Streator Area Landfill, Inc.
Suburban Carting Corp.
Suburban Transfer, Inc.
Suburban Warehouse, Inc.
Summit Waste Systems, Inc.
Sunrise Sanitation Service, Inc.
Sunset Disposal, Inc.
Sunset Disposal Service, Inc.
Sycamore Landfill, Inc.
Tate's Transfer Systems, Inc.
Tom Luciano's Disposal Service, Inc.
Total Solid Waste Recyclers, Inc.
Tri-State Recycling Services, Inc.
Tri-State Refuse Corporation
Trottown Transfer, Inc.
United Disposal Service, Inc.
Upper Rock Island County Landfill, Inc.
USA Waste of Illinois, Inc.
Valley Landfills, Inc.
Vining Disposal Service, Inc.
Waste Control Systems, Inc.
Wayne County Landfill IL, Inc.
WDTR, Inc.
Williamette Resources, Inc.
Williams County Landfill, Inc.
WJR Environmental, Inc.
AAWI, Inc.
ADS, Inc.
Allied Acquisition Pennsylvania, Inc.
Allied Acquisition Two, Inc.
Allied Enviro Engineering, Inc. (TX corp.)
Allied Enviroengineering, Inc.
Allied Waste Alabama, Inc.
Allied Waste Company, Inc.
Allied Waste Hauling of Georgia, Inc.
Allied Waste Industries (New Mexico), Inc.
Allied Waste Industries of Georgia, Inc.
Allied Waste Industries of Northwest Indiana, Inc.
Allied Waste Industries of Tennessee, Inc.
Allied Waste Landfill Holdings, Inc.
Allied Waste of Long Island, Inc.
Allied Waste Services, Inc. (TX corp.)
Allied Waste Systems, Inc. (DE corp.)
Allied Waste Transportation, Inc.
American Disposal Services, Inc.
American Disposal Services of Missouri, Inc.

Area Disposal Inc.
Attwoods of North America, Inc.
Autoshred, Inc.
AWIN Leasing Company, Inc.
AWIN Management, Inc.
BFI Atlantic, Inc.
BFI Energy Systems of Albany, Inc.
BFI Energy Systems of Delaware County, Inc.
BFI Energy Systems of Essex County, Inc.
BFI Energy Systems of Hempstead, Inc.
BFI Energy Systems of Niagara, Inc.
BFI Energy Systems of Niagara II, Inc.
BFI Energy Systems of SEMASS, Inc.
BFI Energy Systems of Southeastern Connecticut, Inc.
BFI International, Inc.
BFI Ref-Fuel, Inc.
BFI TransRiver (GP), Inc.
BFI Waste Systems of North America, Inc.
Browning-Ferris Financial Services, Inc.
Browning-Ferris, Inc.
Browning-Ferris Industries, Inc. (DE corp.)
Browning-Ferris Industries Chemical Services, Inc.
Browning-Ferris Industries of Illinois, Inc.
Browning-Ferris Services, Inc.
CECOS International, Inc.
City Garbage, Inc.
Containerized, Inc. of Texas
County Disposal, Inc.
Denver RL North, Inc.
EOS Environmental, Inc.
Hollister Landfill, Inc.
Kankeekee RDF Landfill, Inc.
Liberty Waste Holdings, Inc.
Macomb Landfill, Inc.
Omaha Hauling Company, Inc.
Organized Sanitary Collectors and Recyclers, Inc.
Oscar's Collection Systems of Fremont, Inc.
Pinal County Landfill Corp.
PSI Waste Systems, Inc.
Risk Services, Inc.
S & S Recycling, Inc.
Southwest Waste, Inc.
Super Services Waste Management, Inc.
Taylor Ridge Landfill, Inc.
Tennessee Union County Landfill, Inc.
The Ecology Group, Inc.
Tricil (N.Y.), Inc.
Wastehaul, Inc.
Waste Services of New York, Inc.
Woodlake Sanitary Service, Inc.
Allied Waste Systems Holdings, Inc.
Sand Valley Holdings, L.L.C.
Allied Nova Scotia, Inc.
Allied Transfer Systems of New Jersey, LLC
Allied Waste of New Jersey - New York, LLC
Allied Waste Sycamore Landfill, LLC
Allied Waste Systems of New Jersey, LLC
Anderson Regional Landfill, LLC
Anson County Landfill NC, LLC
BFI Waste Services of Massachusetts, LLC
BFI Waste Services of Tennessee, LLC
BFI Transfer Systems of Alabama, LLC
BFI Transfer Systems of DC, LLC
BFI Transfer Systems of Georgia, LLC
BFI Transfer Systems of Massachusetts, LLC
BFI Transfer Systems of Maryland, LLC
BFI Transfer Systems of Mississippi, LLC
BFI Transfer Systems of Virginia, LLC
BFI Waste Service of Pennsylvania, LLC
BFI Waste Systems of Alabama, LLC
BFI Waste Systems of Georgia, LLC
BFI Waste Systems of Louisiana, LLC
BFI Waste Systems of Missouri, LLC
BFI Waste Systems of Mississippi, LLC
BFI Waste Systems of Oklahoma, LLC
BFI Waste Systems of South Carolina, LLC
BFI Waste Systems of Tennessee, LLC
BFI Waste Systems of Virginia, LLC
Bridgeton Landfill, LLC
Bridgeton Transfer Station, LLC
Brundidge Landfill, LLC
Brunswick Waste Management Facility, LLC
Butler County Landfill, LLC
Chilton Landfill, LLC
Courtney Ridge Landfill, LLC
Ellis Scott Landfill MO, LLC
Flint Hill Road, LLC
Forest View Landfill, LLC
Gateway Landfill, LLC
Great Plains Landfill OK, LLC
Greenridge Waste Services, LLC
Greenridge Reclamation, LLC
Jackson County Landfill, LLC
Jefferson City Landfill, LLC
Lee County Landfill SC, LLC
Lemons Landfill, LLC
Metro Enviro Transfer, LLC
New York Waste Services, LLC
Northeast Landfill, LLC
Pinecrest Landfill OK, LLC
Polk County Landfill, LLC
Show-Me Landfill, LLC
Southeast Landfill, LLC
Willow Ridge Landfill, LLC
Consolidated Processing, Inc.
Abilene Landfill TX, LP
BFI Waste Services of Indiana, LP

BFI Waste Services of Texas, LP
BFI Waste Systems of Indiana, LP
BFI Transfer Systems of Texas, LP
Blue Ridge Landfill TX, LP
Brenham Total Roll-Offs, LP
Camelot Landfill TX, LP
Crow Landfill TX, L.P.
El Centro Landfill, L.P.
Ellis County Landfill TX, L.P.
Fort Worth Landfill TX, LP
Frontier Waste Services, L.P.
Galveston County Landfill TX, LP
Golden Triangle Landfill TX, LP
Greenwood Landfill TX, LP
Gulf West Landfill TX, LP
Houston Towers TX, LP
Itasca Landfill TX, LP
Kerrville Landfill TX, LP
Lewisville Landfill TX, LP
Mars Road TX, LP
McCarty Road Landfill TX, LP
Mesquite Landfill TX, LP
Mexia Landfill TX, LP
Panama Road Landfill, TX, L.P.
Pinehill Landfill TX, LP
Pleasant Oaks Landfill TX, LP
Rio Grande Valley Landfill TX, LP
Royal Oaks Landfill TX, LP
Southwest Landfill TX, LP
Turkey Creek Landfill TX, LP
Victoria Landfill TX, LP
Whispering Pines Landfill TX, LP
Local Sanitation of Rowan County, L.L.C.
BFI Energy Systems of Boston, Inc.
BFI Energy Systems of Plymouth, Inc.
BFI Trans River (LP), Inc.
Browning-Ferris Industries Asia Pacific, Inc.
County Line Landfill Partnership
Illiana Disposal Partnership
Key Waste Indiana Partnership
Lake County C&D Development Partnership
Newton County Landfill Partnership
Springfield Environmental General Partnership
Allied Gas Recovery Systems, L.L.C.
Allied Services, LLC
AWIN Leasing II, LLC
BFI Waste Services, LLC
D & L Disposal, L.L.C.
Envotech-Illinois, L.L.C.
Liberty Waste Services of McCook, L.L.C.
Total Roll-Offs, L.L.C.
Evergreen Scavenger Service, L.L.C.
Liberty Waste Services of Illinois, L.L.C.
Packerton Land Company, L.L.C.
Liberty Waste Services Limited, L.L.C.
BFI Services Group, Inc.
ECDC Environmental, L.C.
Oklahoma City Landfill, LLC
Rabanco Companies
Regional Disposal Company
Browning-Ferris Industries Europe, Inc.
VHG, Inc.
Warner Hill Development Company
Allied Waste Holdings (Canada) Ltd.
Blue Ridge Landfill General Partnership
Green Valley Landfill General Partnership
Moorhead Landfill General Partnership
Frontier Waste Services (Utah), LLC
Frontier Waste Services (Colorado), LLC
Frontier Waste Services of Louisiana, L.L.C.
BFI Waste Systems of Arkansas, LLC
BFI Waste Systems of Kentucky, LLC
BFI Waste Systems of North Carolina, LLC
BFI Waste Systems of Massachusetts, LLC
BFI Waste Systems of Pennsylvania, LLC
BFI Transfer Systems of Pennsylvania, LLC
General Refuse Service of Ohio, LLC
Webster Parish Landfill, L.L.C.
Jones Road Landfill and Recycling, Ltd.
E Leasing Company, LLC
H Leasing Company, LLC
N Leasing Company, LLC
S Leasing Company, LLC
BFI Energy Systems of Southeastern Connecticut, L.P.